UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Incannex Healthcare Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Incannex Healthcare Inc.

Suite 105, 8 Century Circuit

Norwest, NSW 2153

Australia

[   ], 2025

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of Incannex Healthcare Inc. to be held at 9:30 am Eastern time on April 29, 2025.

We have decided to hold the special meeting virtually via live webcast on the internet. We believe hosting a virtual special meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our special meeting. You will be able to attend the special meeting, vote and submit your questions during the special meeting by visiting www.meetnow.global/M7SKRH9. You will not be able to attend the special meeting physically in person.

Details regarding the meeting, the business to be conducted at the meeting, and information about Incannex Healthcare Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the special meeting, we will ask stockholders to (i) to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying the Series A Warrants issued in connection with a private placement of our securities that was consummated on March 10, 2025 and certain provisions of the Series A Warrants, (ii) approve a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares, and (iii) approve any postponement or adjournment of the special meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the proposals set forth above.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Incannex Healthcare Inc.

Sincerely,

/s/ Joel Latham
Joel Latham
President & Chief Executive Officer

PRELIMINARY PROXY STATEMENT FILED PURSUANT TO RULE 14a-6(a)

SUBJECT TO COMPLETION DATED MARCH 18, 2025

Incannex Healthcare Inc.

Suite 105, 8 Century Circuit

Norwest, NSW 2153

Australia

[   ], 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 9:30 am Eastern time

DATE: April 29, 2025

PLACE: www.meetnow.global/M7SKRH9

PURPOSES:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying the Series A Warrants issued in connection with a private placement and sale of our securities that was consummated on March 10, 2025 and certain provisions of the Series A Warrants.

2.	To approve a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares;

3.	To approve any postponement or adjournment of the special meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to adopt the proposals set forth above.

WHO MAY VOTE:

You may vote if you were the record owner of Incannex Healthcare Inc. common stock at the close of business on March 12, 2025. Notwithstanding the foregoing, the record owners of the 9,687,045 shares of common stock issued pursuant to the Securities Purchase Agreement, dated March 7, 2025, between Incannex Healthcare Inc. and the purchasers of such shares have agreed that, pursuant to applicable rules of the Nasdaq Stock Market LLC, they are not entitled to vote such shares with respect to Proposal No. 1.

A list of stockholders of record will be available at the special meeting and, during the 10 days prior to the special meeting, at our principal executive offices located at Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia.

All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the special meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Joseph Swan
Joseph Swan
Secretary

i

PRELIMINARY PROXY STATEMENT FILED PURSUANT TO RULE 14a-6(a)

SUBJECT TO COMPLETION DATED MARCH 18, 2025

Incannex Healthcare Inc.

Suite 105, 8 Century Circuit

Norwest, NSW 2153

Australia

[   ], 2025

PROXY STATEMENT FOR INCANNEX HEALTHCARE INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2025

This proxy statement, along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Incannex Healthcare Inc. (the “Special Meeting”), including any adjournments or postponements of the Special Meeting.

We are holding the Special Meeting at 9:30 am Eastern time, on April 29, 2025. The Special Meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting www.meetnow.global/M7SKRH9. You will not be able to attend the Special Meeting in person.

In this proxy statement, we refer to Incannex Healthcare Inc. as “Incannex,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the Special Meeting.

On or about March 29, 2025, we intend to begin sending this proxy statement, the attached notice of the Special Meeting and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON APRIL 29, 2025

This proxy statement, the notice of special meeting of stockholders and our form of proxy card are available for viewing, printing and downloading at www.investorvote.com/IXHL. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended June 30, 2024, on the website of the Securities and Exchange Commission at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.incannex.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Incannex Healthcare Inc., Attn: Investor Relations, Suite 105, 8 Century Circuit, Norwest NSW 2153 Australia. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

Our board of directors is soliciting your proxy to vote at the special meeting of stockholders to be held on April 29, 2025, at 9:30 am Eastern time (the “Special Meeting”), and any adjournments or postponements of the meeting. The Special Meeting and any adjournments of the meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting www.meetnow.global/M7SKRH9. You will not be able to attend the Special Meeting physically in person. This proxy statement, along with the accompanying notice of the Special Meeting, summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the notice of the Special Meeting and the proxy card, because you owned shares of our common stock on March 12, 2025 (the “Record Date”). We intend to commence distribution of proxy materials to stockholders on or about March 29, 2025.

Who May Vote?

Only stockholders of record at the close of business on March 12, 2025, the Record Date, will be entitled to vote at the Special Meeting. On this Record Date, there were 27,546,753 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock. Notwithstanding the foregoing, the record owners of the 9,687,045 shares of common stock issued pursuant to the Securities Purchase Agreement, dated March 7, 2025, between Incannex Healthcare Inc. and the purchasers of such shares have agreed that, pursuant to applicable rules of the Nasdaq Stock Market, LLC, they are not entitled to vote such shares with respect to Proposal No. 1 (the “Voting Restriction”).

If on the Record Date your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. Notwithstanding the foregoing, no shares that are subject to the Voting Restriction are entitled to vote on Proposal No. 1 and, accordingly, any proxies that we receive through this solicitation with respect to shares that are subject to the Voting Restriction will not confer authority to represent or vote such shares on Proposal No. 1.

If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.

●	By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below (except that any shares subject to the Voting Restriction will not be voted with respect to Proposal No. 1).

●	At the Special Meeting. If you attend the meeting, you may vote by completing an electronic ballot, which will be available at the Special Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at the conclusion of the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares virtually at the Special Meeting, you should contact your broker or agent to obtain a legal proxy and bring it to the Special Meeting in order to vote.

How Does the Board of Directors Recommend that I Vote on the Proposals?

Our board of directors recommends that you vote as follows:

☐	“FOR” the approval of, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock underlying the Series A Warrants, issued in connection with a private placement and sale of our securities that was consummated on March 10, 2025 and certain provisions of the Series A Warrants (the “Issuance Proposal”)

☐	“FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance thereunder from 100,000,000 shares to 800,000,000 shares (the “Charter Amendment Proposal”); and

☐	“FOR” the approval of any postponement or adjournment of the Special Meeting, from time to time, if necessary to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt the proposals set forth above (the “Adjournment Proposal”).

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying Incannex Healthcare Inc.’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting and voting at the meeting. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares will not have the authority to vote your unvoted shares without receiving instructions from you, as further described below. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal No. 1: Approve Issuance Proposal	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote on the subject matter is required to approve the Issuance Proposal. Abstentions will have the effect of a vote AGAINST on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Shares subject to the Voting Restriction are not entitled to vote on the Issuance Proposal and will have no effect on the results of this vote.

Proposal No. 2: Approve Charter Amendment Proposal	For the Charter Amendment Proposal to be approved, the number of votes cast FOR the proposal must exceed the number of votes cast AGAINST the proposal; provided that our common stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”) immediately before the Charter Amendment becomes effective and meets the listing requirements of Nasdaq relating to the minimum number of holders immediately after the Charter Amendment becomes effective (the “Listing Condition”), in which case, abstentions with respect to the Amendment Proposal will not be considered “votes cast” and will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, the Charter Amendment Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock as of the Record Date and any abstentions with respect to the Charter Amendment Proposal would have the same effect as a vote AGAINST the Charter Amendment Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. If the Listing Condition is met, any broker non-votes will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, any broker non-votes will be treated as a vote AGAINST the Charter Amendment Proposal.

Proposal No. 3: Approve Adjournment Proposal	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote on the subject matter is required to approve the Adjournment Proposal. Abstentions will have the effect of a vote AGAINST on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone or email. We will pay these directors, officers and employees no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Alliance Advisors, LLC to act as our proxy solicitor in connection with the proposals to be acted upon at the Special Meeting. Pursuant to our agreement with our proxy solicitor, our proxy solicitor will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Special Meeting. For these services, we will pay a fee of approximately $22,000. If you have any questions or require any assistance, you may call Alliance Advisors, LLC using +1-833-218-3882 (toll-free from the U.S.) or +1-551-368-0111 (from other countries).

What Constitutes a Quorum for the Special Meeting?

The presence, in person virtually or by proxy, of the holders of one-third of the voting power of the stock outstanding and entitled to vote at the meeting, present in person virtually or represented by proxy, shall constitute a quorum for the transaction of business.

Attending the Special Meeting

The Special Meeting will be held at 9:30 am Eastern time on April 29, 2025. The Special Meeting will be held in a virtual meeting format only. To attend the virtual Special Meeting, go to www.meetnow.global/M7SKRH9 shortly before the meeting time, and follow the instructions for downloading the webcast. You need not attend the Special Meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Incannex stockholders live in your household. This practice, which has been approved by the Securities and Exchange Commission (the “SEC”), is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our proxy materials to you if you write or call our Secretary at: Incannex Healthcare Inc., Suite 105, 8 Century Circuit, Norwest, NSW 2153 Australia or +61 409 840 786. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

●	following the instructions provided on your proxy card; or

●	following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of March 12, 2025 by:

●	each person known to us to be the beneficial owner of more than 5% of our outstanding common stock;

●	each of our named executive officers and directors; and

●	all of our current executive officers and directors as a group.

The beneficial ownership of our common stock presented below is based on 27,546,753 shares of our common stock issued and outstanding as of March 12, 2025.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Shares of common stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.

Unless otherwise indicated, we believe that each person named in the table below has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o Incannex Healthcare Inc., Suite 105, 8 Century Circuit, Norwest NSW 2153 Australia.

	Shares Beneficially Owned
Directors and Executive Officers:	Number	Percent
Joel Latham(1)	1,684,988	6.12%
Troy Valentine(2)	1,084,284	3.94%
Peter Widdows(3)	281,897	1.02%
Dr. George Anastassov(4)	769,721	2.79%
Robert Clark(5)	150,000	*
Lekhram Changoer(6)	639,549	2.32%
Joseph Swan(7)	70,724	*
Luigi M. Barbato	-	*
All directors and current executive officers as a group (8 persons)	4,681,163	16.99%

5% Stockholders:	Number	Percent
L1 Capital Global Opportunities Master Fund(8)	1,929,015	7.00%
S.H.N Financial Investments Ltd(9)	1,929,015	7.00%
Great Point Capital, LLC(10)	1,929,015	7.00%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Consists of (i) 1,242,485 shares of common stock, (ii) 167,500 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 12, 2025, and (iii) 47,772 shares of common stock issuable upon the exercise of warrants.
(2)	Includes the following securities held by Mr. Valentine: (i) 531,750 shares of common stock, (ii) 335,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 12, 2025, and (iii) 107,503 shares of common stock issuable upon the exercise of warrants. Also includes the following securities beneficially owned by Mr. Valentine: (i) Mr. Valentine also owns a 50% equity interest in Alignment Capital Pty Ltd, which owns 242,862 shares of our common stock, (ii) Mr. Valentine is a director of Tranaj Nominees Pty Ltd, which owns 10,000 shares of our common stock, (iii) Mr. Valentine is a director of Valplan Pty Ltd, which owns 30,000 shares of our common stock, (iv) Mr. Valentine is a director and the sole shareholder of Cityside Pty Ltd, which owns 44,400 shares of our common stock, and (v) Mr. Valentine is the beneficiary of the GFCR Investments Trust managed by Ekirtson Nominees Pty Ltd as trustee, which owns 10,000 shares of our common stock.

(3)	Consists of (i) 245,847 shares of common stock, (ii) 25,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 12, 2025, and (iii) 11,050 shares of common stock issuable upon the exercise of warrants.
(4)	Consists of (i) 744,721 shares of common stock and (ii) 25,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 12, 2025.
(5)	Consists of (i) 75,000 shares of common stock, (ii) 25,000 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 12, 2025, and (iii) 50,000 shares of common stock issuable upon the exercise of warrants.
(6)	Consists of 639,549 shares of common stock held by Prash BV, a company controlled by Mr. Changoer.
(7)	Consists of (i) 1,000 shares of common stock, (ii) 50,793 shares of common stock issuable upon the vesting of restricted stock units within 60 days of March 12, 2025, and (iii) 2,000 shares of common stock issuable upon the exercise of warrants.
(8)	Consists of 1,929,015 shares of common stock purchased in the Private Placement by L1 Capital Global Opportunities Master Fund Ltd. (“L1 Capital”) and excludes 1,929,015 shares of common stock (subject to the adjustment and alternative cashless exercise provisions of the Series A Warrants) underlying the Series A Warrants held by L1 Capital, the exercise of which are subject to receipt of the Warrant Stockholder Approval and certain beneficial ownership limitations. David Feldman and Joel Arber are the Directors of L1 Capital. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own such shares, Mr. Feldman and Mr. Arber disclaim beneficial ownership of these securities. The principal business address of the L1 Capital is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.
(9)	Consist of 1,929,015 shares of common stock purchased in the Private Placement by S.H.N Financial Investments Ltd (“S.H.N”) and excludes 1,929,015 shares of common stock (subject to the adjustment and alternative cashless exercise provisions of the Series A Warrants) issuable upon the exercise of the Series A Warrants held by S.H.N, the exercise of which are subject to receipt of the Warrant Stockholder Approval and certain beneficial ownership limitations. Nir Shamir and Hadar Shamir have shared power to vote and dispose of the securities held by S.H.N and may be deemed to be the beneficial owners of such shares of common stock. The business address of S.H.N is Arik Einstein 3, Herzliya, Israel.
(10)	Consist of 1,929,015 shares of common stock purchased in the Private Placement by Great Point Capital, LLC (“Great Point”) and excludes 1,929,015 shares of common stock (subject to the adjustment and alternative cashless exercise provisions of the Series A Warrants) issuable upon the exercise of the Series A Warrants held by Great Point, the exercise of which are subject to receipt of the Warrant Stockholder Approval and certain beneficial ownership limitations. Dan Dimiero is the Manager of Great Point Capital and may be deemed to beneficially own the securities held by it. The principal address of Great Point Capital is 200 West Jackson, Ste 1000, Chicago, IL 60606.

Proposal No. 1
APPROVAL OF THE ISSUANCE PROPOSAL

Background

On March 10, 2025, we consummated the previously announced private placement (the “Private Placement”) pursuant to a securities purchase agreement (“Purchase Agreement”) with certain institutional investors for the purchase and sale of 9,687,045 shares of our common stock at a price of $1.08 per share of common stock, pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 1,887,045 shares of our common stock (the “Pre-Funded Warrant Shares”) at a price of $1.0799 per Pre-Funded Warrant and Series A common stock warrants (the “Series A Warrants” and together with the Pre-Funded Warrants, the “Warrants”) to purchase up to 11,574,090 shares of our common stock, subject to adjustment as described therein  (the “Series A Warrant Shares” and together with the Pre-Funded Warrant Shares, the “Warrant Shares”) at an initial exercise price of $2.16 per share. The entire transaction was priced at the market under Nasdaq rules.

The Series A Warrants are exercisable following stockholder approval and expire two and one-half (2.5) years thereafter. The exercise price and number of shares of our common stock issuable upon exercise of the Series A Warrants are subject to adjustment for recapitalizations and similar events and based on the trading price of our common stock for certain periods following stockholder approval, as described below.

We are not seeking approval of the exercise of the Pre-Funded Warrants. The Pre-Funded Warrants were exercisable upon issuance, are exercisable for shares of common stock for a nominal exercise price of $0.0001 per Pre-Funded Warrant Share and expire when exercised in full.

The Pre-Funded Warrants and Series A Warrants may not be exercised if the aggregate number of shares of common stock beneficially owned by the holder thereof immediately following such exercise would exceed a specified beneficial ownership limitation (4.99% or 9.99%); provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 9.99%.

On March 10, 2025 and in connection with the Private Placement, we entered into a registration rights agreement with the investors pursuant to which we agreed to register for resale the shares of common stock issued and Warrants Shares issuable in connection with the Private Placement. We intend to file resale registration statements to fulfill these obligations.

On March 7, 2025, we also entered into a placement agency agreement (the “Placement Agreement”) with R.F. Lafferty & Co., Inc. (“R.F. Lafferty”), pursuant to which we engaged R.F. Lafferty to act as sole placement agent in connection with the Private Placement. As compensation to the placement agent, we paid R.F. Lafferty commission equal to 7.0% of the aggregate gross proceeds from the Private Placement. In addition, we agreed to reimburse R.F. Lafferty for certain of out-of-pocket expenses, including for reasonable legal fees and disbursements for its counsel.

The Private Placement closed on March 10, 2025. The net proceeds to us from the Private Placement were approximately $11.3 million, after deducting placement agent fees and other expenses associated with the Private Placement and payable by us and prior to the repayment of $3.9 million in convertible debentures.

Required Approvals for the Exercise of the Series A Warrants

The terms of the Series A Warrants require that we seek stockholder approval as may be required by the rules and regulations of the Nasdaq Stock Market LLC for their exercise and certain adjustments set forth therein. Accordingly, we are seeking stockholder approval of the following (the “Warrant Stockholder Approval”):

(a)	to consent to any adjustment to the exercise price and/or number of shares of common stock underlying the Series A Warrants in the event of an adjustment upon the Adjustment Date, as defined and described below, without regard to any limitations upon exercise of the Series A Warrants relating to the Warrant Stockholder Approval and/or the provisions prohibiting adjustments in such Series A Warrants above the price set forth in clause (ii) of the definition of Floor Price below;

(b)	to consent to any adjustment to the exercise price and/or number of shares of common stock underlying the Series A Warrants in the event of a Share Combination Event, as defined and described below, without regard to any limitations upon exercise of the Series A Warrants relating to the Warrant Stockholder Approval and/or the provisions prohibiting adjustments in such Series A Warrants above the price set forth in clause (ii) of the definition of Floor Price below;

(c)	to consent to any adjustment to the exercise price of the Series A Warrants in the event of a voluntary adjustment described below;

(d)	to consent to the “alternative cashless exercise” provision of the Series A Warrants, in each case without regard to any limitations upon exercise of the Series A Warrants relating to the Warrant Stockholder Approval and/or the provisions prohibiting adjustments in such Series A Warrants above the price set forth in clause (ii) of the definition of Floor Price below; and

(e)	to consent to an increase in the number of shares of our common stock authorized for issuance under our Amended and Restated Certificate of Incorporation from 100,000,000 shares to a minimum of 500,000,000 shares of common stock. We are requesting an increase to 800,000,000 shares of common stock in Proposal No. 2.

If the Warrant Stockholder Approval is not obtained, the Series A Warrants will not be exercisable. At present, we do not currently have sufficient authorized shares of common stock for the full exercise of the Series A Warrants, and in the Private Placement, have agreed not to complete a reverse stock split during the 180-day period following closing of the Private Placement unless we are expressly required to effect a reverse split as a result of changes in applicable laws effected after the closing of the Private Placement related to the listing requirements of the trading market (currently the Nasdaq Stock Market LLC). So, we must seek stockholder approval for an increase in the number of authorized shares of our common stock in order to obtain the portion of the Warrant Stockholder Approval in (e) above. If stockholders do not approve both Proposal No. 1 and Proposal No. 2, the Series A Warrants will not be exercisable upon completion of the Special Meeting.

Exercisability. The Pre-Funded Warrants were and are exercisable at any time after their original issuance until they are exercised in full. The Series A Warrants will be exercisable following and subject to the Warrant Stockholder Approval and until two and one-half (2.5) years after the date we obtain the full Warrant Stockholder Approval. Each of the Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of common stock subscribed for upon such exercise (except in the case of a cashless exercise as discussed below).

Cashless Exercise. The Pre-Funded Warrants are exercisable by cashless exercise, and if a registration statement registering the issuance of the shares of common stock underlying the Series A Warrants under the Securities Act is not effective or available following the date of receipt of the full Warrant Stockholder Approval, the holder may, in its sole discretion, elect to exercise the Warrants through a cashless exercise. Upon cashless exercise the holder would receive upon such exercise the net number of shares of common stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where (A) is the volume-weighted average price per share of common stock, (B) is the exercise price of the Warrant then in effect and (X) is the number of Warrant Shares that would be issuable upon exercise of the Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Alternative Cashless Exercise. The Series A Warrants also provide for alternative cashless exercise following the date of receipt of the full Warrant Stockholder Approval (even if a registration statement registering the issuance of shares of common stock underlying the Series A Warrant is effective) where the holder of a Series A Warrant has the right to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cash exercise of the Series A Warrant and (y) three (3.0). This amount is subject to proportional adjustments stock splits, dividends, reclassifications and similar adjustments.

Fractional Shares. No fractional shares of common stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares upon exercise of a Series A Warrant, we round down to the nearest whole share. As to any fraction of a share issuable upon exercise of a Pre-Funded Warrant, the Company will, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price or round up to the next whole share.

Exercise Limitation. A holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

Exercise Price. The exercise price of each Pre-Funded Warrant is $0.0001 per Pre-Funded Warrant Share. The Series A Warrants have an initial exercise price of $2.16 per Series A Warrant Share. These exercise prices of the Warrants and the number of shares underlying the Warrants are subject to adjustment as described below.

Adjustments to Exercise Prices and Underlying Shares

Recapitalization and Other Events: The exercise prices of the Warrants and number of shares underlying the Warrants are subject to adjustment for stock splits, dividends, combinations, recapitalization certain rights offerings and similar events.

Series A Warrant Adjustment at the “Release Date”: At the Adjustment Date (defined below), the exercise price of the Series A Warrants will be reduced (but in no event increased) to the greater of (I) the Floor Price (as defined below) and (II) the lowest dollar-volume-weighted-average-price during the period beginning two full trading days prior to the Release Date and ending on the 10th trading day after the Release Date. Upon any such resulting adjustment of the exercise price in the Series A Warrants, the number of Series A Warrant Shares issuable under the Series A Warrants will be increased such that the aggregate exercise price of a Series A Warrants (adjusted for any exercises by a holder prior to this adjustment) will remain unchanged following such adjustment. No adjustment in connection with a Release Date or otherwise may result in an adjustment of the exercise price to a price less than the Floor Price.

Series A Warrant Partial Adjustment: If, for any reason, less than all of the securities sold pursuant to the Purchase Agreement have been registered for resale prior to the expiration of the 90-day period immediately following the trading day during which the Company files a Current Report on Form 8-K giving public notice of the approval of the Warrant Stockholder Approval, then a Series A Warrant holder, with respect to itself only, will have the right in its sole and absolute discretion, to deem that the Release Date has occurred with respect to such portion of a Series A Warrant as the holder determines and an Adjustment Date shall apply to that portion of the Series A Warrant. Any portion of a Series A Warrant not previously subject to an adjustment as a result of an exercise by the Holder in accordance with the previous sentence, will remain subject to a future adjustment in in connection with a Release Date. No partial adjustment may result in an adjustment of the exercise price to a price less than the Floor Price.

Series A Warrant Adjustments for Reverse Splits and Share Combination Events: If at any time during the term of the Series A Warrants there occurs any share split, reverse share split, share dividend, share combination recapitalization or other similar transaction involving the shares of our common stock (each, a “Share Combination Event”, and such date on which the Share Combination Event is effected, the “Share Combination Event Date”) and the lowest dollar volume-weighted average price per share of our common stock during the period commencing on the trading day immediately following the applicable Share Combination Event Date and ending on the fifth trading day immediately following the applicable Share Combination Event Date (the “Event Market Price”) (provided if the Share Combination Event is effective prior to the opening of trading on the market on which shares of our common stock are then traded, then, commencing on the Share Combination Event Date and ending on the fourth trading day immediately following the applicable Share Combination Event Date (such period, the “Share Combination Adjustment Period”)) is less than the exercise price then in effect (after giving effect to the adjustment for such event), then, at the close of trading on the last day of the Share Combination Adjustment Period, the exercise price then in effect on such fifth trading day will be reduced (but in no event increased) to the Event Market Price and the number of Series A Warrant Shares issuable upon exercise of a Series A Warrant (such resulting number, the “Share Combination Issuable Shares”) will be increased such that the aggregate exercise price, after taking into account the decrease in the exercise price, will be equal to the aggregate exercise price on the date of issuance of the Series A Warrants for the remaining Series A Warrant Shares then issuable pursuant to the Series A Warrant; provided, however, that in no event will the Event Market Price be lower than the Floor Price; and provided further that notwithstanding the foregoing, if one or more Share Combination Events occurred prior to the Warrant Stockholder Approval being obtained and the reduction of the exercise price was limited by clause (i) of the definition of Floor Price, once the Warrant Stockholder Approval is obtained, the Exercise Price will automatically be reduced to equal the greater of (x) the lowest Event Market Price with respect to any Share Combination Event that occurred prior to the Warrant Stockholder Approval being obtained, and (y) the price determined by reference to clause (ii) of the definition of Floor Price. If one or more Share Combination Events occurs prior to the Warrant Stockholder Approval being obtained and the reduction of the exercise price to the Event Market Price, once the Warrant Stockholder Approval is obtained, the exercise price will automatically be reduced to the lowest Event Market Price with respect to any Share Combination Event that occurred prior to the Warrant Stockholder Approval being obtained and the Share Combination Issuable Shares will automatically be adjusted to equal the highest such number with respect to any Share Combination Event that occurred prior to the Stockholder Approval being obtained, provided that in no event will the exercise price be reduced below the Floor Price.

Series A Voluntary Adjustment of Exercise Price: Subject to the rules and regulations of the Nasdaq Stock Market LLC, the Company may at any time during the term of the Series A Warrants, with the prior written consent of the holders of the Series A Warrants representing at least a majority of the Series A Warrant Shares then underlying the Series A Warrants, reduce the then current exercise price of the Series A Warrants to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Certain Defined Terms:

“Adjustment Date” means the close of trading on the 11th trading day after the Release Date.

“Floor Price” means (i) prior to the Warrant Stockholder Approval, a price equal to the “Nasdaq Minimum Price” on the trading immediately preceding execution of the Purchase Agreement, as defined in Nasdaq Listing Rule 5635(d)(1)(A), or $1.08 per share, or (ii) following approval of the Warrant Stockholder Approval, a price equal to twenty percent (20%) of the Nasdaq Minimum Price on the trading day immediately preceding execution of the Purchase Agreement, as defined in Nasdaq Listing Rule 5635(d)(1)(A), or $0.216 per share. The Floor Price will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction.

“Release Date” means the later of (x) the earlier of (i) the effective date of the registration statement registering all of the securities sold in the Private Placement or (ii) the date that the securities sold in the Private Placement can be sold, assigned or transferred without restriction or limitation pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 and (y) the date that the Company obtains the Warrant Stockholder Approval.

Warrant Stockholder Approval. Under Nasdaq listing rules, the Series A Warrants may not be exercised unless and until we obtain the approval of our stockholders. Pursuant to the terms of the Series A Warrants, we agreed that if we fail to obtain the full Warrant Stockholder Approval we will seek the Warrant Stockholder Approval every 60 days following such a failure (and following any such future failure) until the Warrant Stockholder Approval is obtained.

Transferability. Subject to applicable laws, the Warrants may be offered for sale, sold, transferred or assigned without our consent.

Exchange Listing. We do not intend to apply for the listing of the Warrants on any stock exchange. Without an active trading market, the liquidity of the Warrants will be limited.

Rights as a Stockholder. Except as described above or by virtue of a holder’s ownership of shares of our common stock, the holder of a Warrant does not have the rights or privileges of a holder of our shares of common stock, including any voting rights, until the holder exercises the Warrant.

Fundamental Transaction. In the event of a fundamental transaction, as described in the Warrants, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our shares of common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of common and preferred stock, or any person or group becoming the beneficial owner of more than 50% of the voting power represented by our outstanding shares of common stock and preferred stock, the holders of the Warrants will be entitled to receive upon exercise thereof the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. In addition, in certain circumstances, upon a fundamental transaction, the holders of the Series A Warrants will have the right to require us to repurchase their respective Series A Warrants at the Black-Scholes value; provided, however, that, if the fundamental transaction is not within our control, including not approved by our Board, then the holder will only be entitled to receive the same type or form of consideration (and in the same proportion), at the Black-Scholes value of the unexercised portion of the Series A Warrant that is being offered and paid to the holders of our common stock in connection with the fundamental transaction.

Governing Law. The Warrants are governed by New York law.

Purpose of the Warrant Stockholder Approval

Since the total number of shares in the Private Placement, including the potential issuance of the Warrant Shares, would be deemed a “20% Issuance,” we are required to obtain the approval of our stockholders before permitting exercises of the Series A Warrants in order to comply with Nasdaq Listing Rule 5635(d). A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of our common stock (or securities convertible into or exercisable for common stock) which, alone or together with sales by our officers, directors or substantial stockholders, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

In order to comply with Nasdaq Listing Rule 5635(d) and permit the holders to exercise the Series A Warrants, our stockholders need to approve the issuance of the Series A Warrants and the Series A Warrant Shares issuable upon exercise of the Series A Warrants together with the additional shares of our common stock that may become issuable upon adjustments provided for under the Series A Warrants and the provisions of the Series A Warrants indicated above. Until we obtain the Warrant Stockholder Approval in order to comply with Nasdaq Listing Rule 5635(d), the Series A Warrants are not exercisable.

Importantly and as noted above, if we fail to obtain the full Warrant Stockholder Approval, we are required to seek stockholder approval every 60 days following such a failure (and following any such future failure) until we obtain the full Warrant Stockholder Approval required for the full exercise of the Series A Warrants pursuant to the terms of the Series A Warrants and failure to comply with this term could expose the Company to liability. So, if we fail to obtain the Warrant Stockholder Approval at the Special Meeting and are forced to hold additional meetings of stockholders to obtain the Warrant Stockholder Approval, the costs and expenses associated with again or repeatedly seeking the Warrant Stockholder Approval could materially adversely impact our ability to fund or continue our operations, including the advancement of our clinical trials, regulatory approvals for, and commercialization of our products and product candidates.

Potential Adverse Effects of the Approval of the Warrant Stockholder Approval Provisions

Following approval of the Issuance Proposal, existing stockholders will likely suffer substantial dilution in their ownership interests as a result of the potential issuance of shares of common stock upon exercise of the Series A Warrants. As of the closing on March 10, 2025, we issued Pre-Funded Warrants to purchase up to 1,887,045 shares of our common stock and Series A Warrants to purchase up to 11,574,090 shares of our common stock. The exercise of the Series A Warrants (assuming an exercise price equal to the Floor Price of $0.216 per share and application of the related share adjustment and alternative cashless exercise provisions in the Series A Warrants) could result in the issuance of up to approximately 347,222,700 additional shares of our common stock upon cashless exercise of the Series A Warrants, and the ownership interest of our existing stockholders would be correspondingly reduced.

The sale into the public market of these shares, or the perception that such sales could occur, could materially and adversely affect the market price of our common stock.

Interest of Certain Persons in Matters to Be Acted Upon

Except with respect to their continued employment as officers or directors of the Company, no director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Required Vote

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. Shares subject the Voting Restriction are not entitled to vote on the Issuance Proposal and will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF OUR COMMON STOCK UNDERLYING THE SERIES A WARRANTS, ISSUED IN CONNECTION WITH A PRIVATE PLACEMENT OF OUR SECURITIES THAT WAS CONSUMMATED ON MARCH 10, 2025 AND CERTAIN PROVISIONS OF THE SERIES A WARRANTS.   PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON ITS PROXY CARD OR VOTING INSTRUCTION FORM; PROVIDED, HOWEVER, THAT IF A STOCKHOLDER HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION, ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL BE VOTED IN THE MANNER SPECIFIED ON SUCH STOCKHOLDER’S PROXY CARD OR VOTING INSTRUCTION FORM ON THIS PROPOSAL NO. 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON THIS PROPOSAL NO 1 AND NO AUTHORITY TO REPRESENT OR VOTE SUCH SHARES ON PROPOSAL NO. 1 SHALL BE CONFERRED BY SUCH PROXY; PROVIDED, FURTHER, THAT IF A STOCKHOLDER HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON THIS PROPOSAL 1 AND SUCH STOCKHOLDER DOES NOT SPECIFY ON ITS PROXY CARD OR VOTING INSTRUCTION FORM HOW SUCH STOCKHOLDER’S SHARES ARE TO BE VOTED ON THIS PROPOSAL NO. 1, ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO 1 WILL BE VOTED IN FAVOR OF THIS PROPOSAL NO 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON THIS PROPOSAL NO. 1.

Proposal No. 2
APPROVAL OF THE CHARTER AMENDMENT PROPOSAL

Our board of directors has determined that it is advisable to increase the number of shares of our common stock authorized for issuance under our Amended and Restated Certificate of Incorporation from 100,000,000 shares to 800,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Amended and Restated Certificate of Incorporation effecting the proposed increase. The full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix A. If our stockholders approve the proposal, subject to the discretion of the board of directors, we will file the Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable.

As of March 12, 2025, 27,546,753 shares of our common stock were issued and outstanding, an additional approximately 6,481,440 shares were reserved for issuance under our various stock-based plans and awards granted thereunder or upon the exercise of outstanding warrants (other than the Warrants issued in the Private Placement) and the remaining approximately 65,971,807 of our authorized shares were reserved for issuance upon the exercise of the Warrants issued in the Private Placement. Accordingly, no shares of common stock are available for future purposes or issuances. As of the closing of the Private Placement on March 10, 2025, we issued Pre-Funded Warrants to purchase up to 1,887,045 shares of our common stock and Series A Warrants to purchase up to 11,574,090 shares of our common stock. The alternate cashless exercise of the Series A Warrants (assuming cashless exercise with a full share adjustment reflective of the Floor Price of $0.216) could result in the issuance of up to 347,222,700 shares of our common stock. An increase in the authorized shares of common stock is necessary to allow for the issuance of the Series A Warrant Shares. Both Proposal Nos. 1 and 2 must be approved in order for the Series A Warrants to become exercisable upon completion of the Special Meeting.

Reasons for the Authorized Share Increase

Our board of directors believes it to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to meet our obligations under the terms of the Series A Warrants and to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time-to-time in our board of directors’ discretion in connection with future financings, investment opportunities, stock splits or dividends, equity incentive plan arrangements or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Amended and Restated Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. Further and as noted in Proposal No. 1, if we do not obtain the approval of the share increase, the Series A Warrants will not become exercisable following the Special Meeting and we will be required, under the terms of the Series A Warrants to seek approval again every 60 days following such a failure (and following any such future failure) until the requisite approvals are obtained. So, if we fail to obtain the Warrant Stockholder Approval (including approval of this Proposal No. 2) at the Special Meeting and are forced to hold additional meetings of stockholders to obtain the Warrant Stockholder Approval or approval of this share increase, the costs and expenses associated with again or repeatedly seeking these approvals could materially adversely impact our ability to fund or continue our operations, including the advancement of our clinical trials, regulatory approvals for, and commercialization of our products and product candidates.

In the Private Placement, we agreed not to complete a reverse stock split during the 180-day period following closing of the Private Placement unless we are expressly required to effect a reverse split as a result of changes in applicable laws effected after the closing of the Private Placement related to the listing requirements of the trading market (currently the Nasdaq Stock Market LLC). So, while a reverse stock split would (unless the terms of the reverse stock split provided otherwise) have the effect of increasing our available authorized shares of common stock, we are unable to complete a reverse stock split during this 180-day period. Until such time as we otherwise have additional shares of authorized common stock available (which may not occur), if this Proposal No. 2 is not approved, we will no longer be able to raise funds through the issuance of shares of our common stock or through the issuance of instruments convertible into shares of common stock at issuance and would have to raise funds through other means, including as debt financings or strategic transactions. These other means may not be available to us or available to us on reasonable terms. To date, we are not profitable and do not expect to be profitable in the near term. If we are unable to raise funds for this or any reason when and as needed to support our continued research and development plans and our ongoing operations, we may be required to again pause our research and development programs, again curtail our operations, enter into strategic transactions on unfavorable terms and/or cease our operations entirely.

Potential Adverse Effects of the Share Increase

We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the Nasdaq or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock will likely have the effect of substantially diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities by virtue of their holding shares of our common stock.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

As noted above, as of March 12, 2025, there were (i) 27,546,753 shares of our common stock were issued and outstanding, (ii) restricted stock units outstanding representing the contingent right to receive an aggregate of 670,469 shares of common stock, (iii) warrants outstanding (other than the Pre-Funded Warrants and Series A Warrants) to purchase an aggregate of 3,017,095 shares of common stock with a weighted average exercise price of $13.75 per share, (iv) 2,793,876 shares of common stock reserved for issuance pursuant to future grants under our equity incentive plans, (v) 1,887,045 shares of common stock issuable upon exercise of outstanding Pre-Funded Warrants and (vi) up to 347,222,700 shares of common stock issuable upon exercise of the Series A Warrants assuming full adjustment of the exercise price to the Floor Price, approval of the Warrant Stockholder Approval in Proposal No. 1 and this Proposal No. 2 and exercise pursuant to their alternative cashless exercise provisions.

Following the approval and filing of the Certificate of Amendment, we may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of our common stock, but no such plans are currently in existence and we have not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted. Other than as set forth above or elsewhere in this proxy statement, we have no current plans, proposals or arrangements to issue any of the additional authorized shares of common stock that would become available as a result of the filing of the Certificate of Amendment.

Interest of Certain Persons in Matters to Be Acted Upon

Except with respect to their continued employment as officers or directors of the Company, no director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Procedure for Implementing the Amendment

The increase in our authorized shares of common stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of Delaware. The timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Required Vote

For the Charter Amendment Proposal to be approved, the number of votes cast FOR the proposal must exceed the number of votes cast AGAINST the proposal; provided that our common stock meets the Listing Condition, in which case, abstentions with respect to the Amendment Proposal will not be considered “votes cast” and will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, the Charter Amendment Proposal must receive the affirmative vote of the holders of a majority of our issued and outstanding shares of common stock as of the Record Date and any abstentions with respect to the Charter Amendment Proposal would have the same effect as a vote AGAINST the Charter Amendment Proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. If the Listing Condition is met, any broker non-votes will have no effect on the Charter Amendment Proposal. If the Listing Condition is not met, any broker non-votes will be treated as a vote AGAINST the Charter Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 100,000,000 SHARES TO 800,000,000 SHARES. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON ITS PROXY CARD OR VOTING INSTRUCTION FORM.

Proposal No. 3
APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking our stockholders to vote on a proposal to approve any adjournments or postponements of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve Proposal Nos. 1 or 2. We currently do not intend to propose postponement or adjournment at the Special Meeting if there are sufficient votes to approve Proposal Nos. 1 and 2. Under our Amended and Restated Bylaws, whether or not a quorum is present, the Special Meeting may be adjourned or recessed for any or no reason from time to time by the chairman of the Special Meeting.

Required Vote

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter is required to approve this proposal. Abstentions will count as votes AGAINST this proposal. Broker non-votes will have no effect on this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE ADJOURNMENT PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON ITS PROXY CARD OR VOTING INSTRUCTION FORM.

OTHER MATTERS

Our board of directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than July 15, 2025. To be considered for presentation at such annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Securities Exchange Act of 1934 (the “Exchange Act”), stockholders who intend to solicit proxies in support of director nominees other than Incannex Healthcare Inc.’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Secretary at Incannex Healthcare Inc., Suite 105, 8 Century Circuit, Norwest, NSW 2153 Australia.

Norwest, NSW 2153 Australia

[    ], 2025

APPENDIX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

INCANNEX HEALTHCARE INC.

Incannex Healthcare Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.	The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section 4.1 of Article IV thereof and replacing therewith the following:

“Section 4.1 Authorized Stock. The total number of shares that the Corporation shall have authority to issue is 810,000,000 shares, of which 800,000,000 shares shall be designated as common stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shares shall be designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).”

2.	The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Certificate of Amendment to be advisable, (ii) adopting and approving this Certificate of Amendment, (iii) directing that this Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at a Special Meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Certificate of Amendment be approved.

3.	This Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at a Special Meeting of the stockholders of the Corporation in accordance with the provisions of Sections 222 and 242 of the Delaware General Corporation Law.

4.	This Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Incannex Healthcare Inc. has caused this Certificate of Amendment to be signed by its duly authorized officer of the Corporation, on ____________.

INCANNEX HEALTHCARE INC.

By:
Name:
Title:

A-1

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Incannex VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

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Go to **www.investorvote.com/IXHL**
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

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B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 6 4 9 9 4 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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044GSB

Special Meeting of Incannex Healthcare Inc. Stockholders
April 29, 2025, 9:30 am ET
virtually via the internet at www.meetnow.global/M7SKRH9.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IXHL

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Incannex Healthcare Inc.

Incannex Healthcare Inc. Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting — April 29, 2025

Joel Latham and Joseph Swan, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Incannex Healthcare Inc. to be held on April 29, 2025 or at any postponement or adjournment thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL UNLESS THE UNDERSIGNED INDICATES OTHERWISE ON THIS PROXY CARD; PROVIDED, HOWEVER, THAT IF THE UNDERSIGNED HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION (AS DEFINED IN THE ACCOMPANYING PROXY STATEMENT), ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL BE VOTED IN THE MANNER SPECIFIED HEREIN WITH RESPECT TO PROPOSAL NO. 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON PROPOSAL NO 1 AND NO AUTHORITY TO REPRESENT OR VOTE SUCH SHARES ON PROPOSAL NO. 1 IS CONFERRED HEREBY; PROVIDED, FURTHER, THAT IF THE UNDERSIGNED HAS SHARES OF COMMON STOCK THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 AND THE UNDERSIGNED DOES NOT SPECIFY ON THIS PROXY CARD HOW THE UNDERSIGNED'S SHARES ARE TO BE VOTED ON PROPOSAL NO. 1, ANY SHARES THAT ARE NOT SUBJECT TO THE VOTING RESTRICTION AND ARE ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL BE VOTED IN FAVOR OF PROPOSAL NO. 1, AND ANY SHARES THAT ARE SUBJECT TO THE VOTING RESTRICTION AND ARE NOT ENTITLED TO VOTE ON PROPOSAL NO. 1 WILL NOT BE VOTED ON PROPOSAL NO. 1.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.